UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 23, 2005

Commission File No. 001-13783

INTEGRATED ELECTRICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	76-0542208
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

1800 West Loop South

Suite 500

Houston, Texas 77027

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (713) 860-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL AGREEMENT

On May 23, 2005, Integrated Electrical Services, Inc. (the “Company”) entered into an agreement with JPMorgan Chase Bank, N.A. (successor by merger to Bank One, N.A.) as administrative agent for a number of financial institutions to amend the terms of a credit facility dated as of February 27, 2004 (as amended and supplemented, the “Credit Agreement”) to cure a violation of the minimum EBITDA covenant of the Credit Agreement. The Agreement and Fifth Amendment to the Credit Agreement (the “Amendment”) effective as of March 31, 2005, includes a reduction of the facility to $60,000,000, an increase in the interest rate, a lowering of the percentage of eligible accounts receivable to be used in the borrowing base calculation, new reporting requirements, increased requirements to cash collateralize outstanding letters of credit, and a shortening of the maturity of the facility from January 31, 2006 to August 31, 2005.

The description of the Amendment provided in this item 1.01 is qualified in its entirety by reference to the Amendment itself which is filed as Exhibit 10.1 to this current report on Form 8-K.

SECTION 7 – REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

On May 25, 2005, the Company issued a press release announcing that it has successfully completed an amendment to its credit agreement with its senior secured lenders and filed a registration statement on Form S-1 with the Securities and Exchange Commission for a resale of stock to be offered by certain stockholders. The press release is attached as Exhibit 99.1 and is incorporated herein in its entirety.

The information included in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits

Exhibit No.	Description

10.1	Agreement and Fifth Amendment to Credit Agreement dated as of March 31, 2005, among the financial institutions (collectively the “Banks”) party to the Credit Agreement, Integrated Electrical Services, Inc. (the “Borrower”) and JPMorgan Chase Bank, N.A. (successor-in-interest to Bank One, N.A.), as administrative agent (in such capacity, the “Administrative Agent”) for the Bank.

99.1	Press Release dated May 25, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTEGRATED ELECTRICAL SERVICES, INC.

By:	/s/ David A. Miller
David A. Miller Senior Vice President and Chief Financial Officer

Dated: May 26, 2005

EXHIBIT INDEX

(C) Exhibits

Exhibit No.	Description

10.1	Agreement and Fifth Amendment to Credit Agreement dated as of March 31, 2005, among the financial institutions (collectively the “Banks”) party to the Credit Agreement, Integrated Electrical Services, Inc. (the “Borrower”) and JPMorgan Chase Bank, N.A. (successor-in-interest to Bank One, N.A.), as administrative agent (in such capacity, the “Administrative Agent”) for the Bank.

99.1	Press Release dated May 25, 2005